Exhibit 99.5


                           ROHN INDUSTRIES, INC.

                       POSTCLOSING MATTERS AGREEMENT

     Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 31, 2002 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, together with all attached exhibits and schedules, the "Amended and Restated Credit Agreement"), made among ROHN Industries, Inc., a Delaware corporation (the "Parent "), each of the Parent's domestic Subsidiaries, as borrowers (together with the Parent, collectively, the "Borrowers"), the Parent and each of the Parent's domestic Subsidiaries, as guarantors (the "Guarantors" and each a "Guarantor", and together with the Borrowers, collectively the "Credit Parties" and each a "Credit Party"), the financial institutions that are or may from time to time become parties hereto, as lenders (together with their respective successors and assigns, the "Lenders" and each a "Lender"), LaSalle Bank National Association, a national banking association, as administrative agent for the Lenders (in its individual capacity, "LaSalle", in its capacity as administrative agent for the
Lenders, the "Administrative Agent"), and National City Bank, a national banking association, as syndication agent for the Lenders (in its individual capacity, "NCB", in its capacity as syndication agent for the Lenders, the "Syndication Agent" and together with the Administrative Agent, the "Agents"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Amended and Restated Credit Agreement.

     The Credit Parties hereby agree to provide each of the items listed on Schedule A hereto on the terms set forth on such Schedule A. Any failure of the Credit Parties to provide any of the items listed on Schedule A on the terms set forth thereon shall constitute an Event of Default under the Amended and Restated Credit Agreement. This Agreement is the Postclosing Matters Agreement referred to in the Credit Agreement and shall be given the effect with respect thereto set forth in Section 11.3 of the Credit Agreement.

               [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Credit Parties have executed this Post-Closing Matters Agreement as of this 31st day of December, 2002.

                                       CREDIT PARTIES:

                                       ROHN INDUSTRIES, INC.
                                       ROHN INSTALLATION SERVICES, INC.
                                       ROHN ENCLOSURES, INC.
                                       ROHN, INC.
                                       ROHN PRODUCTS, INC.
                                       ROHN CONSTRUCTION, INC.
                                       FOLDING CARRIER CORP.
                                       ROHN FOREIGN HOLDINGS, INC.
                                       UNR REALTY, INC.


                                       By:   /s/ Alan Dix
                                          ------------------------------------
                                          Name:  Alan Dix
                                          Title: Vice President and CFO
                                                 (for each of the foregoing
                                                 entities)

                                 SCHEDULE A
                                 ----------

(i) The Credit Parties shall have delivered to the Administrative Agent opinions of (a) Fried, Frank, Harris, Shriver & Jacobson, (b) Heyl Royster Voelker & Allen, and (c) such opinions of local counsel that the Agents may reasonably request, each in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause (i) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(ii) The Credit Parties shall have delivered to the Administrative Agent a certificate of the secretary or an assistant secretary of each of the Credit Parties as of the Closing Date certifying the names of the officer or officers of such entity authorized to sign the Loan Documents and the Asset Purchase Documents to which such entity is a party, together with a sample of the true signature of each such officer (it being understood that the Agents and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause (ii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(iii) TheCredit Parties shall have delivered to the Administrative Agent certified copies of each of the Credit Parties' articles or certificate of incorporation and by-laws and long form good standing certificates and, if applicable, tax certificates, for all states in which each Credit Party is qualified to do business, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause (iii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(iv) The Credit Parties shall have delivered to the Administrative Agent a certificate, substantially in the form of Exhibit F of the Amended and Restated Credit Agreement, signed by a vice president of each of the Credit Parties dated as of the Closing Date, affirming the matters set forth in Section 11.2(A) of the Amended and Restated Credit Agreement as of the Closing Date, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause (vi) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(v) The Credit Parties shall have delivered to the Administrative Agent a Borrowing Base Certificate dated as of the Closing Date based on data as of December 27, 2002, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause (v) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(vi)    The Credit  Parties  shall  have  delivered  to the  Administrative
        Agent:

        (a) audited consolidated financial statements for the Parent and its Subsidiaries for the Fiscal Years ended December 31, 2001, 2000 and 1999, and unaudited interim consolidated financial statements for the Parent and its Subsidiaries for each Fiscal Quarter ended after the Fiscal Year ended December 31, 2000. Such financial statements shall be materially consistent with the information previously delivered to the Agents by the Parent prior to the Closing Date;

        (b) in form and substance satisfactory to the Agents, a pro forma consolidated balance sheet of the Parent and its Subsidiaries dated as of the most recent consolidated balance sheet delivered pursuant to clause (vi)(a) above, giving effect to the transactions contemplated by the Amended and Restated Credit Agreement and the Asset Purchase Documents. Such balance sheets shall be materially consistent with the information previously delivered to the Agents by the Parent prior to the Closing Date; and

        (c) in form and substance satisfactory to the Agents, projected income statements, balance sheets and cash flow statements of the Parent and its Subsidiaries on a monthly basis for the period from January 2003 through December 2003 giving effect to the transactions contemplated by the Amended and Restated Credit Agreement;

        each as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause (vi) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(vii)   The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.4 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (vii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(viii)  The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.6 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (viii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(ix)    The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.8 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (ix) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(x)     The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.15 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (x) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xi)    The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.16 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xi) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xii)   The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.17(A) to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xiii)  The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.17(B) to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xiii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xiv)   The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.20 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xiv) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xv)    The Credit Parties shall have delivered to the Administrative Agent
        Schedule 9.27 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xv) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xvi)   The Credit Parties shall have delivered to the Administrative Agent
        Schedule 10.7 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xvi) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xvii)  The Credit Parties shall have delivered to the Administrative Agent
        Schedule 10.8 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xvii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xviii) The Credit Parties shall have delivered to the Administrative Agent
        Schedule 10.14 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause (xviii) shall constitute an Event of Default under the Amended and Restated Credit Agreement.

(xix)   The Credit Parties shall have delivered to the Administrative Agent
        Schedule 10.20 to the Amended and Restated Credit Agreement, in form and substance satisfactory to the Agents, as soon as possible but in any event no later than January 17, 2003. Any failure of the Credit Parties to provide any of the items listed in this clause
        (xix) shall constitute an Event of Default under the Amended and Restated Credit Agreement.